T. Rowe Price Extended Equity Market Index Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2013

On April 24, 2013, the Board of Directors approved a proposed amendment to the investment objective for the T. Rowe Price Extended Equity Market Index Fund (fund). The change is subject to shareholder approval at an annual meeting scheduled for October 22, 2013. Proxy materials describing the proposed objective change and the rationale for the proposal were mailed to shareholders beginning on August 2, 2013. All fund shareholders of record at the close of business on July 24, 2013 are eligible to vote on the proposal.

The fund’s current investment objective is as follows:

“The fund seeks to match the performance of the U.S. stocks not included in the Standard & Poor’s 500 Stock Index.”

The Board proposes that the fund’s investment objective be changed to the following:

“The fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization U.S. stocks.”

No modifications to the fund’s investment program or overall risk profile are anticipated as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to avoid any potential future issues that could arise from a name change involving the index specifically referenced in the fund’s current investment objective.

If the proposed amendment to the fund’s investment objective is approved by shareholders, it is expected to become effective on or about November 1, 2013.

The date of this supplement is August 16, 2013.

F124-041 8/16/13